JPMorgan Funds - Pacholder High Yield Fund, Inc
Rule 10f-3 Transactions
For the period from July 1, 2014 to December 31, 2014

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund Pacholder High Yield Fund
Trade Date 7/1/2014
Issuer Amsurg Corp (AMSG 5.625% July 15, 2022 144A)
Cusip 03232UAA
Bonds 125,000
Offering Price $100.000
Spread 2.00%
Cost $125,000
Dealer Executing Trade Citiroup Global Markets
% of Offering  purchased by firm 2.19%
Syndicate Members BofA Merrill Lynch, Citigroup, Jefferies, SunTrust, Wells Fargo, Barclays, BBVA, Deutsche Bank, Fifth Third, Goldman Sachs, JPMorgan, KeyBanc, Raymond James, US bancorp
Fund Pacholder High Yield Fund
Trade Date 7/2/2014
Issuer RJS Power Holdings LLC (PPL 5.125% July 15, 2019 144A)
Cusip 74966NAA
Bonds 100,000
Offering Price $100.000
Spread 2.00%
Cost $100,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.45%
Syndicate Members JPMorgan, Citigroup, Goldman Sachs, Morgan Stanley, BofA Merrill Lynch, Barclays, BNP Paribas, Credit Suisse, Deutsche Bank, Mitsubishi UFJ, RBC
Fund Pacholder High Yield Fund
Trade Date 7/9/2014
Issuer Sinclair Television Group (SBGI 5.625% August 1, 2024 144A)
Cusip 829259AR
Bonds 105,000
Offering Price $100.000
Spread 1.38%
Cost $105,000
Dealer Executing Trade RBC Capital Markets
% of Offering  purchased by firm 2.44%
Syndicate Members JPMorgan, RBC, SunTraust, Wells Fargo, Mitsubishi UFJ, LionTree, Moelis, Deutsche Bank, BofA Merrill Lynch
Fund Pacholder High Yield Fund
Trade Date 7/14/2014
Issuer Cardtronics, Inc (CATM 5.125% august 1, 2022 144A)
Cusip 14161HAH
Bonds 185,000
Offering Price $100.000
Spread 1.25%
Cost $185,000
Dealer Executing Trade BofA Merill Lynch
% of Offering  purchased by firm 7.28%
Syndicate Members BofA Merrill Lynch, JPMorgan, Wells Fargo, HSBC, Scotia Capital
Fund Pacholder High Yield Fund
Trade Date 7/15/2014
Issuer Triangle USA Petroleum (TPLM 6.75% July 15, 2022 144A)
Cusip 89600LAA
Bonds 37,000
Offering Price $100.000
Spread 2.00%
Cost $37,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.05%
Syndicate Members BofA Merrill Lynch, Credit Suisse, JPMorgan, Barclays, Citigroup, Johnson Rice, Scotia Capital, Simmons
Fund Pacholder High Yield Fund
Trade Date 7/23/2014
Issuer Micron Technology Inc (MU 5.50% February 1, 2025 144A)
Cusip 595112BB
Bonds 128,000
Offering Price $100.000
Spread 0.70%
Cost $128,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.54%
Syndicate Members Credit Suisse, Goldman Sachs, Morgan Stanley, BofA Merrill Lynch, Citigroup, JPMorgan, DBS, HSBC, RBS, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 7/24/2014
Issuer Aliance Data Systems Corporation (ADS 5.375% August 1, 2022 144A)
Cusip 018581AG
Bonds 160,000
Offering Price $100.000
Spread 2.00%
Cost $160,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.08%
Syndicate Members BofA merrill Lynch, Fifth Third, JPMorgan, RBC, SunTrust, Wells Fargo, Bank of Tokyo-Mitsubishi UFJ, Bank of Nova Scotia, BNP Paribas, CIBC World, Deutsche Bank, Mizuho, Regions, Barclays, KeyBanc, Raymond James, US Bancorp, Williams Capital
Fund Pacholder High Yield Fund
Trade Date 7/29/2014
Issuer Compressco Partners, L.P. and Compressco Finance Inc. (GSJK 7.25% August 15, 2022 144A)
Cusip 20467BAA
Bonds 176,000
Offering Price $98.508
Spread 2.00%
Cost $173,374
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.09%
Syndicate Members BofA Merrill Lynch, Barclays, Credit Suisse, JPMorgan, RBC, Wells Fargo, Capital One, Raymond James
Fund Pacholder High Yield Fund
Trade Date 7/29/2014
Issuer Level 3 Escrow (LVLT 5.375% August 15, 2022 144A)
Cusip 52730GAA
Bonds 311,000
Offering Price $100.000
Spread 1.50%
Cost $311,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.11%
Syndicate Members BofA Merrill Lynch, Barclays Capital, Citigroup, Goldman Sachs, Jeffereis, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 7/29/2014
Issuer Universal Health Services, Inc. (UHS 3.75% August 1, 2019 144A)
Cusip 913903AP
Bonds 32,000
Offering Price $100.000
Spread 1.38%
Cost $32,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.49%
Syndicate Members BofA Merrill Lynch, Goldman Sachs, JPMorgan, SunTrust, Credit Agricole, Deutsche Bank, Mitsubnishi UFJ, Mizuho, RBC, Wells Fargo, Banco Santander, PNC, Sumitomo Mutsui, TD Securities
Fund Pacholder High Yield Fund
Trade Date 7/29/2014
Issuer Universal Health Services, Inc. (UHS 4.75% August 1, 2022 144A)
Cusip 913903AR
Bonds 47,000
Offering Price $100.000
Spread 1.38%
Cost $47,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.14%
Syndicate Members BofA Merrill Lynch, Goldman Sachs, JPMorgan, SunTrust, Credit Agricole, Deutsche Bank, Mitsubnishi UFJ, Mizuho, RBC, Wells Fargo, Banco Santander, PNC, Sumitomo Mutsui, TD Securities
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/3/2014
Issuer Frontier Communications (FTR 6.25% September 15, 2021)
Cusip 35906AAP
Bonds 25,000
Offering Price $100.000
Spread 2.00%
Cost $25,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.73%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche bank, JPMorgan, Morgan Stanley, RBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/3/2014
Issuer Frontier Communications (FTR 6.875% January 15, 2025)
Cusip 35906AAQ
Bonds 25,000
Offering Price $100.000
Spread 2.00%
Cost $25,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.73%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche bank, JPMorgan, Morgan Stanley, RBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/3/2014
Issuer Gannett Co Inc (GCI 4.875% September 15, 2021 144A)
Cusip 364725BB
Bonds 65,000
Offering Price $98.531
Spread 1.48%
Cost $64,045
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.25%
Syndicate Members Barclays, Citigroup, JPMorgan, Mitsubishi UFJ, Mizuho, RBC, SunTrust, US bancorp, Capital One, Comerica, Fifth Third, PNC, Raymond James, RBS, SMBC Nikko, TD Securities
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/3/2014
Issuer Gannett Co Inc (GCI 5.50% September 15, 2024 144A)
Cusip 364725BC
Bonds 65,000
Offering Price $99.038
Spread 1.49%
Cost $64,375
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.58%
Syndicate Members Barclays, Citigroup, JPMorgan, Mitsubishi UFJ, Mizuho, RBC, SunTrust, US bancorp, Capital One, Comerica, Fifth Third, PNC, Raymond James, RBS, SMBC Nikko, TD Securities
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/3/2014
Issuer T-Mobile USA Inc (TMUS 6.00% March 1, 2023)
Cusip 87264AAM
Bonds 102,000
Offering Price $100.000
Spread 0.13%
Cost $102,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.33%
Syndicate Members Citigroup, Credit suisse, Deutsche Bank, JPMorgan, Barcalsy, Goldman Sachs, RBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/3/2014
Issuer T-Mobile USA Inc (TMUS 6.375% March 1, 2025)
Cusip 87264AAN
Bonds 102,000
Offering Price $100.000
Spread 0.13%
Cost $102,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.08%
Syndicate Members Citigroup, Credit suisse, Deutsche Bank, JPMorgan, Barcalsy, Goldman Sachs, RBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/3/2014
Issuer WPX Energy, Inc. (WPX 5.25% September 15, 2024)
Cusip 98212BAE
Bonds 132,000
Offering Price $100.000
Spread 1.00%
Cost $132,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 7.90%
Syndicate Members Barclays, Citigroup, JPMorgan, BofA Merrill Lynch, RBS, Wells fargo, Credit Agricole, RBC, Scotia capital, BBVA, BOSC, Credit Suisse, Mitsubishi UFJ, Mizuho, SMBC Nikko, US Bancorp
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/4/2014
Issuer CEMEX SAB DE CV (CEMEX 5.70% January 11, 2025 144A)
Cusip 151290BM
Bonds 250,000
Offering Price $100.000
Spread 0.40%
Cost $250,000
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 1.96%
Syndicate Members BancoSantander, BofA merrill Lynch, BBVA, BNP, Citigroup, Credit Agricole, HSBC, ING, JPMorgan
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/4/2014
Issuer Cequel Communications Holdings I, LLC and Cequel Capital Corporation (CEQEUEL 5.125% December 15, 2021 144A)
Cusip 15672WAF
Bonds 238,000
Offering Price $97.250
Spread 1.00%
Cost $231,455
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 10.82%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, RBC, SunTrust, BofA Merrill Lynch, Barclays, Citigroup, Deutsche Bank, LionTree, Morgan Stanley, UBS, US Bancorp, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/4/2014
Issuer HealthSouth Corp (HLS 5.75% November 1, 2024)
Cusip 421924BK
Bonds 40,000
Offering Price $103.625
Spread 1.75%
Cost $41,450
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.81%
Syndicate Members Bof A Merrill Lynch, Barclays, Citigroup, Goldman Sachs, JPMorgan, Morgan Stanley, RBC, SunTrust, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/4/2014
Issuer Steel Dynamic Inc (STLD 5.125% October 1, 2021 144A)
Cusip 858119BA
Bonds 35,000
Offering Price $100.000
Spread 1.38%
Cost $35,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.27%
Syndicate Members Bof A Merrill Lynch, BMO Capital. Deutsche Bank, Goldman Sachs, JPMorgan, Morganb Stanley, PNC, RBS, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/4/2014
Issuer Steel Dynamic Inc (STLD 5.50% October 1, 2024 144A)
Cusip 858119BB
Bonds 30,000
Offering Price $100.000
Spread 1.38%
Cost $30,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.43%
Syndicate Members Bof A Merrill Lynch, BMO Capital. Deutsche Bank, Goldman Sachs, JPMorgan, Morganb Stanley, PNC, RBS, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/4/2014
Issuer Ultra Petroleum Corp (UPL 6.125% October 1, 2024 144A)
Cusip 903914AC
Bonds 171,000
Offering Price $100.000
Spread 1.35%
Cost $171,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 5.72%
Syndicate Members CIBC World Markets, Citigroup, Goldman Sachs, JPMorgan, Wells fargo, BB&T, BBVA, Mitsubishi UFJ, RBC, SMBC Nikko, US Bancorp
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/9/2014
Issuer Teine Energy Ltd (TEINEN 6.875% September 30, 2022 144A)
Cusip 879068AA
Bonds 114,000
Offering Price $99.234
Spread 1.50%
Cost $113,127
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.77%
Syndicate Members Barcalys, JPMorgan, BMO, National Bank Financial, RBC, TD Securities
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/10/2014
Issuer JC Penney Corp Inc (JCP 8.125% October 1, 2019)
Cusip 708160CA
Bonds 40,000
Offering Price $100.000
Spread 1.75%
Cost $40,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.12%
Syndicate Members Barclays, Goldman Sachs, JPMorgan, Guggenheim Securities, HSBC, BofA Merrill Lynch, RBS, Regions, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/11/2014
Issuer California Resources CRP (CALRES 5.00% January 15, 2020 144A)
Cusip 13057QAA
Bonds 168,000
Offering Price $100.000
Spread 1.00%
Cost $168,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.22%
Syndicate Members US Bancorp, Wells Fargo, BB&T, BBVA, DNB Capital, Mizuho, PNC, Scotia Capital, Societe Generale, Banca IMI, BNY Mellon, KeyBanc, SMBC Nikko
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/11/2014
Issuer California Resources CRP (CALRES 5.50% January 15, 2021 144A)
Cusip 13057QAC
Bonds 208,000
Offering Price $100.000
Spread 1.00%
Cost $208,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.52%
Syndicate Members BofA merrill Lynch, Citigroup, goldman sachs, HSBC, JPMorgan, MUFG Union Bank, US Bancorp, Wells fargo, BB&T, BBVA, Mizuho, PNC, Scotia Capital, Societe Generale, Banca IMI, BNY Mellon, KeyBanc, SMBC Nikko
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/11/2014
Issuer California Resources CRP (CALRES 6.00% November 15, 2024 144A)
Cusip 13057QAE
Bonds 239,000
Offering Price $100.000
Spread 1.00%
Cost $239,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.51%
Syndicate Members BofA merrill Lynch, Citigroup, goldman sachs, HSBC, JPMorgan, MUFG Union Bank, US Bancorp, Wells fargo, BB&T, BBVA, Mizuho, PNC, Scotia Capital, Societe Generale, Banca IMI, BNY Mellon, KeyBanc, SMBC Nikko
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/12/2014
Issuer WhiteWave Foods (WWAV 5.375% October 1, 2022)
Cusip 966244AA
Bonds 47,000
Offering Price $100.000
Spread 1.50%
Cost $47,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.44%
Syndicate Members Credit agricole, Credit suisse, JPMorgan, BofA Merrill Lynch, Morgan Stanley, Mitsubishi UFJ, Rabo Securities, SunTrust, Wells fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/17/2014
Issuer Aecom Technology (ACM 5.75% October 15, 2022 144A)
Cusip 00766TAA
Bonds 200,000
Offering Price $100.000
Spread 1.00%
Cost $200,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.81%
Syndicate Members BNP Paribas, JPMorgan, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, Scotia Capital, BBVA, HSBC, SMBC Nikko, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/17/2014
Issuer Aecom Technology (ACM 5.875% October 15, 2024 144A)
Cusip 00766TAC
Bonds 135,000
Offering Price $100.000
Spread 1.00%
Cost $135,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.47%
Syndicate Members Bank of Tokyo-Mitsubishi UFJ, Bank of Nova Scotia, BofA Merrill Lynch, BNP Paribas, JPMorgan, Morgan Stanley, BBVA, HSBC, SMBC Nikko, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/17/2014
Issuer Alcoa Inc (AA 5.125% October 1, 2024)
Cusip 013817AW
Bonds 135,000
Offering Price $100.000
Spread 1.00%
Cost $135,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.65%
Syndicate Members Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley, ANZ Securities, Banca IMI, Banco do Brasil, BNY Mello, BBVA, BNP Paribas, Bradesco Securities, Credit Agricole, Mitsubishi UFJ, Mizuho, PNC, RBC, RBS, Sandler O"Neill, SMBC, TD Securities, US bancorp, Williams Capital
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/23/2014
Issuer RSP Permian Inc (RSPP 6.625% October 1, 2022 144A)
Cusip 74978QAA
Bonds 62,000
Offering Price $100.000
Spread 2.00%
Cost $62,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 2.92%
Syndicate Members Barclays, JPMorgan, RBC, UBS, ABN Amro, Bosc Inc, Citigroup, Comerica, USB Capital,
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/24/2014
Issuer 101178 B.C. Unlimited Liability Company and New Red Finance, Inc. (BKW 6.00% April 1, 2022 144A)
Cusip 68245XAA
Bonds 110,000
Offering Price $100.000
Spread 1.50%
Cost $110,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.69%
Syndicate Members BofA Merrill Lynch, JPMorgan, Wells fargo, Barclays, Credit suisse, Fifth Third, HSBC, Morgan Stanley, Rabobank Nederland, Scotia Capital, TD Securities
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/24/2014
Issuer Tenet Healthcare Corp (THC 5.50% March 1, 2019 144A)
Cusip 88033GCH
Bonds 500,000
Offering Price $100.000
Spread 1.38%
Cost $500,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.59%
Syndicate Members BofA Merrill Lynch, Batrclays, Citigroup, Goldman Sachs, JPMorgan, SunTrust, Wells fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 9/30/2014
Issuer Zebra Technologies Corporation (ZBRA 7.25% October 15, 2022 144A)
Cusip 989207AA
Bonds 131,000
Offering Price $100.000
Spread 1.75%
Cost $131,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.89%
Syndicate Members JPMorgan, Morgan Stanley, Deutshe Bank, HSBC, Mitsubishi UFJ, PNC, RBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/7/2014
Issuer HCA Inc (HCA 4.25% October 15, 2019)
Cusip 404119BP
Bonds 150,000
Offering Price $100.000
Spread 1.00%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.84%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche bank, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Morgan Stanley, RBC, SunTRust, UBS, Wells fargo, Credit Agricole, Fifth Third, Mizuho, SMBC Nikko
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/7/2014
Issuer HCA Inc (HCA 5.25% April 15, 2025)
Cusip 404119BQ
Bonds 170,000
Offering Price $100.000
Spread 1.00%
Cost $170,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.42%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche bank, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Morgan Stanley, RBC, SunTRust, UBS, Wells fargo, Credit Agricole, Fifth Third, Mizuho, SMBC Nikko
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/10/2014
Issuer Dynegy Finance I, Inc. and Dynegy Finance II, Inc. (DYN 6.75% November 1, 2019 144A)
Cusip 26818AAA
Bonds 210,000
Offering Price $100.000
Spread 1.00%
Cost $210,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.13%
Syndicate Members barclays, Credit Suisse, Morgan Stanley, RBC, UBS, BofA Merrill Lynch, BNP Paribas, Credit Agricole, deutsche bank, JPMorgan, Mitsubishi UFJ, SunTrust
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/10/2014
Issuer Dynegy Finance I, Inc. and Dynegy Finance II, Inc. (DYN 7.375% November 1, 2022 144A)
Cusip 26818AAB
Bonds 210,000
Offering Price $100.000
Spread 1.00%
Cost $210,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.63%
Syndicate Members barclays, Credit Suisse, Morgan Stanley, RBC, UBS, BofA Merrill Lynch, BNP Paribas, Credit Agricole, deutsche bank, JPMorgan, Mitsubishi UFJ, SunTrust
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/10/2014
Issuer Dynegy Finance I, Inc. and Dynegy Finance II, Inc. (DYN 7.625% November 1, 2024 144A)
Cusip 26818AAC
Bonds 70,000
Offering Price $100.000
Spread 1.00%
Cost $70,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.16%
Syndicate Members barclays, Credit Suisse, Morgan Stanley, RBC, UBS, BofA Merrill Lynch, BNP Paribas, Credit Agricole, deutsche bank, JPMorgan, Mitsubishi UFJ, SunTrust
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/20/2014
Issuer Constellation Brands Inc (STZ 4.75% November 15, 2024)
Cusip 21036PAN
Bonds 63,000
Offering Price $100.000
Spread 1.25%
Cost $63,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.56%
Syndicate Members JPMOrgan, BofA Merrill Lynch, Rabo Securities, SunTrust, Wells Fargo, Goldman Sachs, Scotia Capital, SMBC Nikko, TD Securities
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/21/2014
Issuer IHS Inc (IHS 5.00% November 1, 2022 144A)
Cusip 451734AA
Bonds 70,000
Offering Price $100.000
Spread 1.25%
Cost $70,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.24%
Syndicate Members BofA Merrill Lynch, Goldman Sachs, JPMorgan, RBC, Wells fargo, BBVA, TD Securities, HSBC, Morgan Stanley, PNC, RBS, Sumitomo Mitsui, US bancorp
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/22/2014
Issuer Tesoro Logistics LP and Tesoro Logistics Finance Corp. ((TLLP 5.50% October 15, 2019 144A)
Cusip 88160QAG
Bonds 97,000
Offering Price $100.000
Spread 1.25%
Cost $97,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.71%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, JPMorgan, Mitsubishi UFJ, RBC, RBS, UBS, Wells fargo, ABM Amro, Mizuho, SunTrust
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/22/2014
Issuer Tesoro Logistics LP and Tesoro Logistics Finance Corp. ((TLLP 6.25% October 15, 2022 144A)
Cusip 88160QAH
Bonds 93,000
Offering Price $100.000
Spread 1.25%
Cost $93,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.66%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, JPMorgan, Mitsubishi UFJ, RBC, RBS, UBS, Wells fargo, ABM Amro, Mizuho, SunTrust
Fund Pacholder High Yield Fund, Inc.
Trade Date 10/29/2014
Issuer Huntsman International LLC (HUN 5.125% November 15, 2022 144A)
Cusip 44701QBB
Bonds 67,000
Offering Price $100.000
Spread 0.88%
Cost $67,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 2.69%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, Goldman Sachs, JPMorgan, PNC, RBC, RBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/3/2014
Issuer Standard Pacific Corp. (SPF 5,875% November 15, 2024)
Cusip 85375CBEO
Bonds 67,000
Offering Price $100.000
Spread 1.13%
Cost $67,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.95%
Syndicate Members Citigroup, Credit Suisse, JPMorgan, BofA merrill Lynch, BNP Paribas, US bancorp
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/4/2014
Issuer General Motors Company (GM 4.00% April 1, 2025)
Cusip 37045VAG5
Bonds 110,000
Offering Price $99.273
Spread 0.65%
Cost $109,200
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.62%
Syndicate Members Barclays, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Morgan Stanley, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Lloyds, RBS, RBC, Sandler O'Neill, TD Securities, Blaylock Beal Van, CL King, Commerz Markets, Greater pacific capital, Mischler, Mizuho, SG Americas
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/5/2014
Issuer MSCI Inc (MSCI 5.25% November 15, 2024 144A)
Cusip 55354GAA8
Bonds 26,000
Offering Price $100.000
Spread 1.25%
Cost $26,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.46%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley, Fifth Third, BofA merrill Lynch, RBS Securities, TD Securities,  Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/5/2014
Issuer NCL Corporation LTD (NCLH 5.25% November 15, 2019 144A)
Cusip 62886HAL5
Bonds 112,000
Offering Price $100.000
Spread 1.75%
Cost $112,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 2.21%
Syndicate Members Barclays, Deutsche bank, JPMorgan, Credit Agricole, DNB bank
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/6/2014
Issuer Omnicare Inc (OCR 4.75% December 1, 2022)
Cusip 681904AS7
Bonds 95,000
Offering Price $100.000
Spread 1.25%
Cost $95,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.63%
Syndicate Members Barclays, Goldman Sachs, JPMorgan, BofA merrill Lynch, SunTrust, Fifth Third, Huntington, KeyBanc, Mitsubishi, Regions, SMBC Nikko, US bancorp
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/6/2014
Issuer Omnicare Inc (OCR 5.00% December 1, 2024)
Cusip 681904AT5
Bonds 65,000
Offering Price $100.000
Spread 1.25%
Cost $65,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.53%
Syndicate Members Barclays, Goldman Sachs, JPMorgan, BofA merrill Lynch, SunTrust, Fifth Third, Huntington, KeyBanc, Mitsubishi, Regions, SMBC Nikko, US bancorp
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/7/2014
Issuer Sealed Air Corporation (SEE 4.875% December 1, 2022 144A)
Cusip 81211KAV2
Bonds 85,000
Offering Price $100.000
Spread 1.25%
Cost $85,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.84%
Syndicate Members BofA merrill Lynch, JPMorgan, Morgan Stanley, SunTrust, Wells Fargo, BNP Paribas, Citigroup, Credit Agricole, Goldman Sachs, Rabobank,
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/7/2014
Issuer Sealed Air Corporation (SEE 5.125% December 1, 2024 144A)
Cusip 81211KAW0
Bonds 85,000
Offering Price $100.000
Spread 1.25%
Cost $85,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.60%
Syndicate Members BofA merrill Lynch, JPMorgan, Morgan Stanley, SunTrust, Wells Fargo, BNP Paribas, Citigroup, Credit Agricole, Goldman Sachs, Rabobank,
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/12/2014
Issuer E*TRADE Financial Corporation (ETFC 5.375% November 15, 2022)
Cusip 269246BL7
Bonds 78,000
Offering Price $100.000
Spread 0.90%
Cost $78,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.96%
Syndicate Members Credit Suisse, Goldman Scahs, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/14/2014
Issuer Scientific Games International (SGMS 7.00% January 1, 2022 144A)
Cusip 80874YAR
Bonds 75,000
Offering Price $100.000
Spread 1.80%
Cost $75,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.49%
Syndicate Members BofA Merrill Lynch, Deutsche bank, Fifth Third, HSBC, JPMorgan, PNC
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/14/2014
Issuer Scientific Games International (SGMS 10.00% December 22, 2022 144A)
Cusip 80874YAT
Bonds 255,000
Offering Price $89.865
Spread 1.80%
Cost $229,156
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.76%
Syndicate Members BofA Merrill Lynch, Deutsche bank, Fifth Third, HSBC, JPMorgan, PNC
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/17/2014
Issuer Equinix Inc (EQIX 5.375% January 1, 2022)
Cusip 29444UAN6
Bonds 68,000
Offering Price $100.000
Spread 1.20%
Cost $68,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.33%
Syndicate Members Barclays, Citigroup, JPMorgan, BofA Merrill Lynch, Deutsche Bank, Evercore, Goldman sachs, RBC, TD Securities
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/17/2014
Issuer Equinix Inc (EQIX 5.75% January 1, 2025)
Cusip 29444UAP1
Bonds 48,000
Offering Price $100.000
Spread 1.20%
Cost $48,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.45%
Syndicate Members Barclays, Citigroup, JPMorgan, BofA Merrill Lynch, Deutsche Bank, Evercore, Goldman sachs, RBC, TD Securities
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/17/2014
Issuer Level 3 Communications (LVLT 5.75% December 1, 2022 144A)
Cusip 52729NBW9
Bonds 347,000
Offering Price $100.000
Spread 1.50%
Cost $347,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 10.71%
Syndicate Members BofA MerrillLynch, Barclays, Citigroup, Goldman Sachs, Jefferies, Jpmorgan, Morgan Stanley
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/18/2014
Issuer Lennar Corporation (LEN 4.50% November 15, 2019)
Cusip 526057BU7
Bonds 64,000
Offering Price $100.000
Spread 0.75%
Cost $64,000
Dealer Executing Trade RBC Capital Markets, LLC
% of Offering  purchased by firm 2.53%
Syndicate Members BMO Capital, Citigroup, Deutsche Bank, JPMorgan, BofA Merrill Lynch, RBC, RBS, UBS, Weklls Fargo, Comerica, PNC
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/18/2014
Issuer MarkWest Energy Partners, L.P. and MarkWest Energy Finance Corporation (MWE 4.875% December 1, 2024)
Cusip 570506AS4
Bonds 130,000
Offering Price $100.000
Spread 1.00%
Cost $130,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.76%
Syndicate Members Barclays, Goldman. BofA merrill lynch, Morgan Stanley, RBC, SunTrust, US bancorp, Wells Fargo, BBVA, Capital One, Citigroup, Comerica, JPMorgan, Natixis, PNC, SMBC Nikko, UBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/18/2014
Issuer Owens-Brockway Glass Container Inc. (OI 5.00% January 15, 2022 144A)
Cusip 690872AA4
Bonds 85,000
Offering Price $100.000
Spread 1.25%
Cost $85,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.65%
Syndicate Members BofA Merrill Lynch, BNP Paribas, Citigroup, Credit Agricole, Deutsche Bank, Goldman Sachs, JPMorgan, HSBC, Scotia Capital, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/18/2014
Issuer Owens-Brockway Glass Container Inc. (OI 5.375% January 15, 2025 144A)
Cusip 690872AB2
Bonds 59,000
Offering Price $100.000
Spread 1.25%
Cost $59,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.50%
Syndicate Members BofA Merrill Lynch, BNP Paribas, Citigroup, Credit Agricole, Deutsche Bank, Goldman Sachs, JPMorgan, HSBC, Scotia Capital, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/19/2014
Issuer HD Supply Inc (HDSUPP 5.25% December 15, 2021 144A)
Cusip 40415RAQ8
Bonds 155,000
Offering Price $100.000
Spread 1.25%
Cost $155,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.45%
Syndicate Members BofA Merrill Lynch, Barclays, Goldman Sachs, JPMorgan, Wells Fargo, BB&T, Citigroup, Credit Suisse, Deutsche Bank, Raymond James, Robert W Baird, SunTrust, UBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/20/2014
Issuer MGM Resorts International (MGM 6.00% March 15, 2023)
Cusip 552953CC3
Bonds 175,000
Offering Price $100.000
Spread 1.00%
Cost $175,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.46%
Syndicate Members BofA Merrill, Citigroup, JPMorgan, Morgan Stanley, SMBC Nikko, Barclays, BNP Paribas, Credit Agricole, Deutsche Bank, RBS, Scotia Capital, UBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 11/24/2014
Issuer CDW LLC and CDW Finance Corporation (CDWC 5.50% December 1, 2024)
Cusip 12513GBA6
Bonds 75,000
Offering Price $100.000
Spread 1.13%
Cost $75,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.72%
Syndicate Members Barclays, Deutsche Bank, Goldman Sachs, JPMorgan, BofA Merrill lYnch, Morgan Stanley, Mitsubishi, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 12/2/2014
Issuer DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. (DTV 3.95% January 15, 2025)
Cusip 25460CAA1
Bonds 64,000
Offering Price $99.313
Spread 0.45%
Cost $63,560
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.72%
Syndicate Members Barclays, Deutsche Bank, JPMorgan, Morgan Stanley, RBC, Santander, BBVA, Citigroup, Credit Agricole, Goldman Sachs, Lloyds, BofA Merrill Lynch, Mitsubishi, Mizuho, RBS, SMBC Nikko, UBS, US Bancorp, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 12/3/2014
Issuer Unitymedia Hessen GmbH & Co. KG and Unitymedia NRW GmbH (UNITY 5.00% January 15, 2025 144A)
Cusip 913364AD7
Bonds 200,000
Offering Price $100.000
Spread 0.50%
Cost $200,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.42%
Syndicate Members Barclays, BNP Paribas, Credit Agricole, Goldman Sachs, JPMorgan, Societe Generale, UBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 12/4/2014
Issuer Cott Beverages Inc (BCBCN 6.75% January 1, 2020)
Cusip 221643AJ8
Bonds 104,000
Offering Price $100.000
Spread 2.00%
Cost $104,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 2.93%
Syndicate Members BofA Merrill Lynch, Barclays Capital, Credit Suisse, Deutsche bank, JPMorgan